UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2016

IMAGING3, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-50099	95-4451059
(Commission File Number)	(I.R.S. Employer Identification No.)

3022 North Hollywood Way, Burbank, California 92101
(Address of principal executive offices) (Zip Code)

(818) 260-0930

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Imaging3, Inc., a California corporation (the "Company"), has authorized and effected the issuance of 2,000 shares of its Series A Preferred Stock to its Chief Executive Officer, Dane Medley.  Each share of Series A Preferred Stock has a par value of $0.001 and the equivalent of 350,000 votes.  The Series A Preferred Stock is not convertible into the Company's common stock.  The Series A Preferred Stock is entitled to receive dividends on a pro rata basis with the outstanding common stock and has a liquidation preference of $0.001 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMAGING3, INC.

(Registrant)

Date:  February 2, 2016

/s/ Dane Medley, Chief Executive Officer

Dane Medley, Chief Executive Officer